EXHIBIT 10.41
                            Data Speak Systems, Inc.
                                 SALES AGREEMENT

This Agreement for the Sale of Goods and Services ("Agreement') made arid effective this 10th day of December, 1999 by end between DataSpeak Systems, Inc., ('Seller') and IPVoice (Buyer).

Seller desires to sell to Buyer, arid Buyer desires to purchase from Seller, certain tangible products end services.

NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

1.          SALE.

Seller agrees to sell, transfer arid convey to Buyer, arid Buyer agrees to purchase the products and services ('Goods') included In Schedule A of this Agreement, and made a part hereof.

2.          PRICE.

Buyer shall pay Seller for the Goods the sum of $11,915. Payment for equipment shall be made within 5 days of first installation according to the terms of Crown Dank Leasing of 794t1 East Acoma Drive suite 209 Scottsdale, AZ 85260 or their appointed agents/operators. This agreement is subject to an approval letter from the leasing agent.

In the event that the purchase price is not timely paid, in addition to its other remedies, Seller may impose, and Buyer shall pay, a late payment charge equal to one percent (1%) of the overdue amount each month.

3.          SCOPE OF WORK

The scope of work to be performed  under this Agreement is specified In Schedule
A.

4.          SOFTWARE LICENSE

Goods may include proprietary software that are listed in Schedule A. In the event that proprietary software is included in Schedule A, Schedule B of the Agreement, end made a part hereof, shall apply.

5.          LIMITED WARRANTY.

Products sold hereunder are warranted to be free from defects in material and workmanship for a period of twelve (12) months from the date of delivery and acceptance. If the Products do not conform to this Limited Warranty during the warranty period (as herein above specified). Buyer shall notify Seller in writing of the claimed defects and demonstrate to Seller's satisfaction that said defects are covered by this Limited Warranty. If the detects are properly reported to Seller within the warranty period, and the defects are of such type and nature as to be covered by this warranty~ Seller shall~ at its own expense. repair or replace defective Products. shipping arid Installation of the repaired or replacement Products shall be at Seller's expense.

THE FOREGOING IS IN LIEU OF ALL OTHER WARRANTIES EXPRESS OR IMPLIED, INCL1JOING BUT NOT LIMITED TO THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. Seller does not warrant against damages or defects arising out of improper or abnormal use of handling of the Products; against defects or damages arising from Improper installation (where Installation is by persons other than Seller), against defects in products or components not supplied by Seller, or against damages resulting from such non-Seller supplied products or components. This warranty also does not apply to Products upon which repairs have been effected or attempted by persons other than pursuant to written authorization by Seller.

The sole and exclusive obligation of Seller shall be to repair or replace the defective Products in the manner and for the period provided above. Seller shall not have any other obligation with respect to the Products or any part thereof, whether based on contract, tort, strict liability or otherwise. Under no circumstances, whether based on this Limited Warranty or otherwise, shall Manufacturer be liable for incidental, special, or consequential damages.

Seller's employees or representatives' ORAL OR OTHER WRITTEN STATEMENTS DO NOT CONSTITUTE WARRANTIES, shall not be relied upon by Buyer arid are not a part of the contract for sale or this limited warranty.

This Limited Warranty states the entire obligation of Seller with respect to the Products. If any part of this Limited Warranty is determined to be void or illegal, the remainder shall remain in full force and effect.

6.          TRANSFER OF TITLE.

Title to and ownership of the goods shall not pass from Seller to Buyer until Buyer has paid in purchase price to Seller.

7.          LIMITATION OF LIABILITY.

In no event shall Seller be liable for any special, indirect, incidental or consequential damages arising out of or connected with this Agreement or the Goods, regardless of whether a claim is based on contract, tort. Strict liability or otherwise, nor shall 8uyer's damages exceed the amount of the purchase price of the Goods.

8.          TAXES.

Buyer shall pay reimburse Seller as appropriate for any sales, use, excise or other tax imposed or levied with respect to the payment of the purchase price for the Goods or the conveyance of title in the Goods to Buyer. In no event shall Buyer be responsible for any tax imposed upon Seller based upon Seller's income or for the privilege of doing business.

9.          NOTICES.

Any notice required by this Agreement or given in connection with it, shall be in writing and shall be given to the appropriate party by personal delivery or by certified mail, postage prepaid, or recognized overnight delivery services.

            If to Buyer:

IPVoice
5050 North 19th  Ave. #416
Phoenix, AZ 85015
Bud Bowman
602-335-1231


            If to Seller:

DateSpeak Systems, Inc.
7360 East Acoma, #3
Scottsdale, AZ 85260

10.         GOVERNING LAW.

This Agreement shall be construed and enforced in accordance with the laws of the state of Arizona.

11.         FINAL AGREEMENT.

This Agreement terminates and supersedes all prior understandings or agreements on the subject matter hereof. This Agreement may be modified only by a further writing that Is duly executed by both parties.

12.         SEVERABILITY.

If any term of this Agreement is held by a court of competent jurisdiction to be Invalid or unenforceable, then this Agreement, including all of the remaining terms, will remain in full force and effect as If such invalid or unenforceable term had never been Included.

13.         HEADINGS.

Headings used in this Agreement are provided for convenience only and shall not be used to construe meaning or intent.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

Buyer: IPVoice


Its: /s/ Barbara S.  Will
   --------------------------------

Seller: /s/ Kimm Welty
   -------------------------------
        Kimm Welty

Its:        DataSpeak Systems. inc.

                                   Schedule A
                        Equipment List and Scope of Work


EQUIPMENT:              Vodavi Infinite DVX Plus II Telephone System

CONFIGURATION:          Capacity                108 Ports
                        Carded                  12 Lines and 24 Stations
                        Working                 8 Lines and 12 Stations

Qty         Description                                          Part #

1           Vodavi DVX Plus II KSU Basic Cabinet                 IN 9000-00
2           Vodavi DVX Plus II 6 Line CO Boards                  IN 8031-00
1           Vodavi DVX Plus II 24 Station Board                  IN 8032-40
1           Vodavi DVX Power Supply                              IN 8071-20
11          Vodavi 24 Button Executive Display Speaker Phone     IN 9013-71
1           Vodavi 8 Button Speaker Phone                        IN 9015-71
1           Vodavi DSS Operator's Console                        IN 9010-71
1           Vodavi TaIkPath 4 port Voice Mail System             IN 303-04
1           Battery Back-up Unit                                 VC6I 101
1           Musicon Hold Unit                                             -
12          Cabling and Jacks-Phone                                       -
1           Cabling and Jacks-Fax                                         -
1           One Free Programming Change within 30 Days                    -
1           Installation and Programming                                  -
1           12 Month Labor and Equipment Warranty                         -
1           On Site Training and Users Guides                             -

             System Investment:                           $  11,915.00

                        The price is subject to Sales Tax

Install Address:        5O5O North l9th  Ave.#416
                        Phoenix. Az 85015

Other Services:


/s/ Barbara S  Will                                   12/10/99
---------------------------                           --------------

Customer signature on Schedule A

                            Telephone System Proposal


LOCATION:                           IPVoice
                            5050 North 19th Ave #416
                                    Phoenix, AZ

CONTACT:                            Bud
                                    602.335.1231

EQUIPMENT:              Vodavi Infinite DVX Plus II Telephone System

CONFIGURATION:            Capacity                108 Ports
                          Carded                  12 Lines and 24 Stations
                          Working                 8 Lines and 12 Stations

Qty         Description                                            Part #

1           Vodavi DVX Plus II KSU Basic Cabinet                   IN 9000-00
2           Vodavi DVX Plus II 6 Line CO Boards                    IN 8031-00
1           Vodavi DVX Plus II 24 Station Board                    IN 8032-40
1           Vodavi DVX Power Supply                                IN 8071-20
11          Vodavi 24 Button Executive Display Speaker Phone       IN 9013-71
1           Vodavi 8 Button Speaker Phone                          IN 9015-71
1           Vodavi DSS Operator's Console                          IN 9010-71
1           Vodavi TaIkPath 4 port Voice Mail System               IN 303-04
1           Battery Back-up Unit                                   VC6I 101
1           Musicon Hold Unit                                               -
12          Cabling and Jacks-Phone                                         -
1           Cabling and Jacks-Fax                                           -
1           One Free Programming Change within 30 Days                      -
1           Installation and Programming                                    -
1           12 Month Labor and Equipment Warranty                           -
1           On Site Training and Users Guides                               -

               System Investment:                           $  11,915.00

                                    The price is subject to Sales Tax

EQUIPMENT LEASE AGREEMENT

Lessee                                    Supplier
-----------------                         ---------------------
Name      IPVoice.com, Inc.               Name    Savings Communications, Inc.
Address   5050 N. 19th Ave. #416/417      Address 7360 E.  Acoma, Suite 3
City   Phoenix   County   Maricopa        City   Scottsdale     County
State  AZ        Zip 85015                State                 Zip 85260
Phone       (602) 335--1231               Phone (480) 443-8191



Quantity, Full Description of Equipment including Make, Model, and Serial Number Price

Telephone Equipment more fully described in Schedule "A" attached hereto and
made a  part hereof.                                              $    13,000.00

Term (In  Months) 48

Frequency of Payments      [x] Monthly  [ ] Quarterly  [ ] Annually  [ ] Other

Amount of Rent Payment (plus applicable sales or use tax)      $374.52

Initial Payment (check for this amount must accompany lease)   $ 877.22

   [x] Doc.  Fee $75.00       [x] First $401.11        [x] Last $ 401.11
   [ ] Deposit  $             [ ] Other    $

Sales Tax (Only if included in Total Cost)                     $

Design, Freight and  Installation                                 $    13,000.00

Total Cost
Additional Terms:

Expiration    %_____
Casualty
Value
------------------

                              TERMS AND CONDITIONS

Lessor will lease to Lessee and Lessee will lease from Lessor the above described personal property (collectively the "Equipment' and individually an 'Item") under the terms of this equipment lease agreement ("lease").

1. LESSEE'S OBLIGATIONS. Lessee's obligations under this lease as to an Item (other than the obligation to pay rent which commences as set forth in paragraph
2) commence at such time as Lessor has any interest in or obligation as to the Item and end when the Item is returned to Lessor in accordance with paragraph 12, except as otherwise provided in this tease.

2. PAYMENTS. The rent shown above is based on the Total Cost" which is an estimate of the cost to Lessor of the Equipment. Actual rent will be calculated in the proportion that the actual cost paid by Lessor for the Equipment bears to the Total Cost. Sales and use taxes applicable to the rent will be added to the rent. As indicated above, the projected initial rent payment is to be furnished on lease execution. If the contemplated leasing transaction is not consummated, the initial rent payment may be retained by Lessor as partial compensation for Lessor's costs and expenses incurred in preparation for the transaction. If the amount received is less or greater than the rent payment as finally determined, the deficiency or excess will be payable with or credited to the second rent payment. The second rent payment will be due 30 days after Lessee's execution of the Certificate-of Acceptance for the Equipment or on such later date as Lessor chooses. Subsequent rent will be due on the same day of each month, or other period set forth above, thereafter until paid, whether or not an invoice is rendered or received. Other amounts due Lessor from Lessee hereunder are payable upon the earlier of Lessee's knowledge thereof or Lessee's receipt of an invoice therefore. Lessee will pay Lessor amounts due under this lease at Lessor's address shown below or to such other person and/or at such other place as Lessor may notify Lessee. Amounts to be applied to the last rent payment or payments will be applied to the final and preceding rent payment or payments-until exhausted provided there has been no default under the lease. In the event of a default, payments made under the tease may be applied to Lessee's obligations to Lessor in any order Lessor chooses.

3. LESSOR TERM1NATION. If the Certificate of Acceptance for the Equipment has not previously been - executed and delivered to Lessor. Lessor may terminate its obligations hereunder and tender to Lessee all obligations and duties with respect to the Equipment by giving Lessee notice of such termination (a) subsequent to sixty (60) days from the date of this lease, (b) upon a material adverse change in Lessee's financial condition or probable ability to perform its obligations under this lease, (c) if the actual cost of the Equipment would exceed the Total Cost or (d) if the lease is in default.

4. DELIVER; ACCEPTANCE. Lessee will either (a) execute and deliver the Certificate of Acceptance for-the Equipment thereby accepting the Equipment for all purposes of this lease or (b) give Lessor notice specifying any proper objection to any Item within fourteen (14)-days of completion of the delivery of the Equipment. If Lessee has not furnished Lessor with the Certificate of Acceptance within this period, Lessee will, upon Lessor's request, assume all of Lessor's rights and obligations as purchaser of the Equipment, and Lessor's obligations hereunder and related hereto will terminate. Lessee further acknowledges that upon direction by Lessor Lessee will pay directly to the appropriate parties the excess of design, freight and installation costs related to an Item over fifteen percent (15%) of its actual cost and will pay directly to the appropriate party any invoice applicable to an Item which may be furnished Lessor subsequent to the acceptance of the Equipment. - -

5. NET LEASE; NO OFFSET. THIS IS A NET LEASE TERMINABLE ONLY AS EXPRESSLY PROVIDED HEREIN. LESSEE MAY NOT TERMINATE ITS OBLIGATION HEREUNDER FOR ANY REASON WHATSOEVER INCLUD1NG, WITHOUT LIMITATION, THE FAILURE OF THE EQUIPMENT TO OPERATE PROPERLY. LESSEE'S OBLIGATION TO MAKE ALL PAYMENTS UNDER THIS LEASE IS ABSOLUTE AND UNCONDITIONAL AND WILL NOT BE SUBJECT TO ANY ABATEMENT, COUNTERCLAIM, RECOUPMENT OFFSET OR DEFENSE LESSEE'S OBLIGATIONS UNDER THIS LEASE, INCLUDING, WITHOUT LIMITATION, THOSE SET FORTH IN PARAGRAPH 17, SURVIVE THE EXPIRATION OR EARLIER TERMINATION OF THE LEASE.

6. NO AGENCY. LESSEE ACKNOWLEDGES THAT NEITHER THE SUPPLIER NOR ANY FINANCIAL INTERMEDIARY NOR ANY AGENT OF EITHER IS AN AGENT OF LESSOR AND FURTHER THAT NONE OF SUCH PARTIES IS AUTHORIZED TO WAIVE OR ALTER ANY TERM OR CONDITION OF THIS LEASE. NO REPRESENTATION AS TO THIS EQUIPMENT OR ANY OTHER MATTER BY ANY SUCH PARTY IS BINDING UPON LESSOR OR WILL EFFECT LESSEES DUTY TO PAY THE RENT AND PERFORM THE OTHER OBLIGATIONS UNDER THIS LEASE.

7. DISCLAIMER OF WARRANTIES. LESSEE ACKNOWLEDGES THAT THE EQUIPMENT AND THE ABOVE SUPPLIER HAVE BEEN SELECTED BY LESSEE, THAT LESSEE' LEASES THE EQUIPMENT "AS IS" AND ACCORDINGLY THAT LESSOR MAKES NO EXPRESS WARRANTY AND SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTY AS TI THE EQUIPMENT INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. IF AN ITEM DOES NOT FUNCTION PROPERLY, LESSEE WILL MAKE ANY RESULTANT CLAIMS AGAINST THE SUPPLIER OR MANUFACTURER PROVIDED NO EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, LESSOR ASSIGNS TO LESSEE DURING THE TERM HEREOF ANY THIRD PARTY WARRANTY APPLICABLE TO THE EQUIPMENT. ANY PROCEEDS THEREOF WILL BE APPLIED BY LESSEE TO PLACE THE EQUIPMENT IN WARRANTY CONDITION. CONSISTENT WITH LESSEE'S ASSUMPTION OF ALL RISKS RESPECTING THE EQUIPMENT, LESSEE HEREBY WAIVES ANY RIGHTS, DEFENSES AND CLAIMS AGAINST LESSOR RELATED TO THE EQUIPMENT ARISING
UNDER DIVISION 10 OF THE CALIFORNIA UNIFORM COMMERCIAL CODE OR SIMILAR APPLICABLE LAW TO THE EXTENT PERMITTED BY LAW.
                        LESSEE'S INITIALS HERE     /S/BW

SEE REVERSE  SIDE FOR  ADDITIONAL  TERMS AND  CONDITIONS  WHICH ARE PART OF THIS
LEASE

By execution hereof Lessee requests Lessor to order the Equipment form the Supplier and lease the Equipment to Lessee hereunder. Execution hereof by a duly authorized officer of lessor at lessor's address shown above indicates lessor's acceptance of such offer. Lessee authorizes Lessor to insert identification data as to the Equipment above. Lessee warrants that Lessee will use the Equipment solely for commercial or business purposes. LESSEE UNDERSTANDS THAT THIS LEASE IS A "FINANCIAL LEASE" AND THUS UNDER LAW LESSEE WILL HAVE THE RIGHTS LESSOR RECEIVES UNDER THE CONTRACT OR CONTRACTS EVIDENCING LESSOR'S PURCHASES OF THE EQUIPMENT, INCLUDING ANY MANUFACTURER OR OTHER THIRD PARTY WARRANTIES. LESSOR ADVISES LESSEE TO CONTACT THE SUPPLIER FOR A DESCRIPTION OF THOSE RIGHTS, INCLUDING ANY RELATED LIMITATIONS OR DISCLAIMERS.

Lessor and Lessee have executed this lease as of                 12/29/99


BJ LEASING COMPANY                      IPVoice.com, Inc.

(Lessor)                                 ---------------------------
By: /s/ Cathy Dirth                     Printed legal name of Lessee Above
-------------------------
                                        By: Barbara S.  Will
                                        --------------------
                                        Barbara Will, President

                                   SCHEDULE A

                                                                 Lease #: 991230


LESSOR:   BJ Leasing Company
          2355 Griffin Avenue
          Suite G
          Enumclaw, WA 98022


VENDOR:   Savings Communications, Inc.
          7360 E. Acoma
          Suite 3
          Scottsdale, AZ, 85260

EQUIPMENT DESCRIPTION:


One(1)        Vodavi DVX Plus II Phone System including:

              Eleven  (11)  24  Button  Executive  Display
              Phones,   sin's   SBL9297   17,   SBL929720,
              SBL929772, SBL929738, SBL9303 11, SBL930252,
              SBL930020, SBL930262, SBL930033, SBL9303 12,
              SBL929725.

One(1)        Basic Key Service Unit, s/n SBAO 10025

One(1)        Power Supply, s/n SBA010256

One(1)        Digital Interface Service Board-- 24, s/n SBA050132

Two(2)        Loop Start CO Card-- 6, s/n's SBAO5O1S6 & SBA050736

One(1)        Master Processing Board, sin SBAO 50226

One(1)        Miscellaneous Service Board, sin SBA050167

One(1)        8 Button Basic Speaker Phone, sin SBK9 18484

One(1)        DSS Operator Console, s/n SBK912792

One(1)        TalkPath Voice Mail-- 4 Port, s/n POY9I-10544

One(1)        Modem Unit, s/n SBG95 1530

One(1)        Music On Hold Unit

One(1)        Battery Backup Supply
              13CAT 3Cable Runs
              I4CAT SCable Runs
              24 Port Patch Panel

LESSEE:                 IPVOICE.COM, INC.


By: /s/ Barbara Will                    Title: President
---------------------
Barbara Will

DATE:   12/29/99

BJ Leasing Company
2355 Griffin Avenue
Suite G
Enumclaw, WA 98022
                            CERTIFICATE OF ACCEPTANCE

                                  INSTRUCTIONS

THE EQUIPMENT LISTED HAS BEEN DELIVERED AND IS ACCEPTABLE FOR ALL PURPOSES OF THE LEASE REFERENCED ABOVE.

2.          DO NOT SIGN UNLESS ALL ITEMS ARE ACCEPTABLE.

3. IF ANY ITEMS ARE UNACCEPTABLE, PROMPTLY NOTIFY LESSOR AT SUCH ADDRESS OF THE SPECIFICS.


Quantity, Full Description of Equipment including Make, Model, and Serial Number Price

Telephone Equipment more fully described in Schedule "A" attached hereto and
made a  part hereof.                                              $    13,000.00

Term (In  Months) 48

Frequency of Payments      [x] Monthly  [ ] Quarterly  [ ] Annually  [ ] Other

Amount of Rent Payment (plus applicable sales or use tax)      $374.52

Initial Payment (check for this amount must accompany lease)   $ 877.22

   [x] Doc.  Fee $75.00       [x] First $401.11        [x] Last $ 401.11
   [ ] Deposit  $             [ ] Other    $

Sales Tax (Only if included in Total Cost)                     $

Design, Freight and  Installation                                 $    13,000.00

Total Cost
Additional Terms:

Expiration    %_____
Casualty
Value
------------------
Lessee acknowledges receipt of all the above equipment and accepts this equipment for all purposes of the Equipment Lease Agreement referenced above. Lessee further acknowledges that the rent for the equipment will be based on the actual cost to Lessor.

LESSEE UNDERSTANDS THAT UPON LESSOR'S RECEIPT OF THIS CERTIFICATE OF ACCEPTANCE AND IN RELIANCE THEREON LESSOR WILL PAY FOR THE EQUIPMENT AND FURTHER THAT LESSEE'S ACCEPTANCE OF THE EQUIPMENT WILL COMMENCE LESSEE'S NONTERMINABLE RENTAL OBLIGATION UNDER THE LEASE AS TO THE EQUIPMENT. LESSEE REAFFIRMS THAT LESSOR HAS MADE NO EXPRESS WARRANTIES AND HAS D1SCLAtMED ANY 1MPLIED WARRANTIES AS TO THE EQUIPMENT AND THAT LESSEE'S OBLIGATION TO PAY THE RENT AND OTHER AMOUNTS DUE UNDER THE LEASE WILL NOT BE AFFECTED BY ANY PROBLEMS ASSOCIATED WITH THE EQUIPMENT OR ANY SIMILAR OR DISSIMILAR OCCURRENCE AS MORE FULLY SET FORTH IN THE LEASE.


IPVOICE.COM, INC.
---------------------------------
PRINT LEGAL NAME OF LESSEE ABOVE
BY /s/ Barbara S.  Will
---------------------------------
Date: 12/29/99

                               CONTINUING GUARANTY


The undersigned, jointly and severally, request that BJ LEASING COMPANY hereinafter referred to as "Lessor", enter into a lease or leases of personal property, to extend credit, or otherwise to do business WITH: IPVOICE.COM, INC. hereinafter called "Lessee". The undersigned, jointly and severally, unconditionally guaranty to Lessor, the full and prompt performance by Lessee of all obligations which Lessee presently or hereafter have to Lessor, and payment when due of all sums presently or hereafter owing by Lessee arising by lease, note, or otherwise, and agree to indemnify Lessor, against any wrongful act of Lessee including any breaches of any contract now existing between Lessee and Lessor, or which may arise in the future. The undersigned may terminate its obligations hereunder as to then future transactions between Lessor, and Lessee only by written notice sent by the terminating guarantor by registered mail notice to Lessor at the address above-stated, providing, however, that such termination shalt not affect any liability with respect to any obligation of Lessee incurred to Lessor prior to receipt of such notice by Lessor, or the continuing liability of such others of the undersigned as have not given such notice.

The undersigneds' obligations hereunder are joint and several, and independent of the obligations of Lessee, and a separate action may be maintained against the undersigned, whether action is brought against Lessee or whether Lessee be joined in such action. Undersigneds waive any right to require Lessor, to proceed against Lessee, or to proceed against or exhaust any security, and waive any rights of subrogation and any right to participate in any benefit of any ownership or other interest now or hereafter held by Lessor.

This shall be a continuing guaranty and indemnity. Irrespective of any lack of notice to or consent of undersigneds, undersigneds' obligations hereunder shall not be impaired in any manner whatsoever by any: (a) new agreements or obligations or obligations of Lessee with respect to Lessor, amendments, extensions, modifications, renewals, or waivers of default as to any existing or future agreements or obligations of Lessee or third parties with respect to Lessor, or extensions u credit by Lessor to Lessee; (b) adjustments, compromises or releases of any obligations of Lessee, any guarantor, or other parties, or exchanges, releases, or sales of any interests of Lessee, any guarantor or other party; (c) fictitiousness, incorrectness, invalidity or unenforceability, for any reason, of any instrument or writing, or acts or omissions by any guarantor or Lessee; (d) compromises, extensions, moratoria, or other relief granted to Lessee; or (e) interuption in the buisiness relations between Lessor and Lessee.

Notice of your acceptance hereof, of default or non-payment by Lessee or any other party, or presentment, protest and demand, and of all other matters of which undersigned otherwise might entitled, is waived. Lessor is not required to inform guarantor of matters affecting the financial condition of Lessee.

The obligations hereunder of each guarantor shall be binding upon their respective heirs and personal representatives. The failure of any person to sign this guaranty and indemnity shall not affect the liability hereunder of any signer thereof.

Guarantors shall reimburse Lessor, on demand, for all expenses, including without limitation, attorney's fees incurred by Lessor in the enforcement or attempted enforcement of any of Lessor's rights against any guarantor or any other person or entity. This guaranty shall bind the respective heirs, administrators, personal representatives, successors and assigns of the guarantor, and shall inure to the benefit of any of Lessor's successors or assigns. All rights of Lessor hereunder are accumulative and not alternative.

ARBITRATION: Any controversy or claim arising out of or relating to this contract, or the breach thereof, shall be settled b arbitration in accordance with the rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrator(s) may be entered in any court having jurisdiction thereof. Jurisdiction is hereby agreed to be in the Superior Courts of the State of Washington, and venues are hereby agreed to be King County, Washington. Arbitration shall he held the City of Seattle, State of Washington, and any questions of law shall be decided in accordance with the laws of the State Washington.

DATED: 12/29, 1999.

INDIVIDUAL GUARANTOR:                     WITNESSED:
By: /s/ Barbara S.  Will                  By: /s/ James Borcher
------------------------                  ---------------------
Barbara Will                              James Borcher
----------------------------              ---------------------
Print Name                                Print name of Witness
8027 East La Junta Rd
-----------------------------
Home Address of Guarantor

Scottsdale      Az    85255
----------------------------
City         State       Zip

480-502-3701
---------------------------
Home Telephone

                             BJ LEASING COMPANY dba
                             ODYSSEY BUSINESS CREDIT

You have entered into an Equipment Lease Agreement with us dated 12/29/99 (the "Lease") which covers certain property more fully described in the Lease (the "Equipment"). You and we hereby agree that you will purchase AS-IS- WHERE-IS our interest in all, but not less than all, of the Equipment leased or otherwise included under the Lease at the expiration of the term thereof for $ 1.00 (to be pro rated based on cost if the Lease is terminated early as to any equipment because, for example, of a casualty, it being understood that there is no voluntary right of early termination under the Lease in whole or in part). As contemplated under the Lease, the term Equipment includes any software as to which we have advanced funds pursuant to the Lease, whether we purchased the software or advanced the purchase price on you behalf of or for your license of the software. As indicated above, our transfer is without representation or warranty. Accordingly, you will be obligated to pay us the purchase price for any relevant software even though we will not necessarily be transferring anything to you and even though any license you or we have for such software may have expired. You also agree to pay us said purchase price together with all taxes on or measured by such purchase price prior to expiration of the term of the Lease.

By our respective execution hereof in the space provided below you and we acknowledge the terms and conditions hereof.


                                            Yours very truly,

                                            BY: /s/Cathy Dirth
                                            --------------------------
                                            Cathy Dirth, Sec/Treas.

Acknowledged and Agreed to this

29 day of   12 ,   1999

IPVOICE.COM, INC.



BY: /s/ Barbara S.  Will
------------------------------
Barbara Will, President


BY:

approved by The Secretary of State of Arizona.       Rev. IO/90
FORM UCC-I  .Space below used by filing office


Return copy or recorded original to:             ARIZONA UNIFORM COMMERCIAL CODE
BJ LEASING COMPANY                               FINANCING STATEMENT  Form UCC-1
2355 Griffin Ave., Suite G                       This FINANCING STATEMENT is presented for filing
Enumclaw, WA. 98022                              (recording) pursuant to the Arizona Uniform
                                                 Commercial Code.

1. Debtor(s) (last name first and address):      2. Secured Party(ies) and address:

IPVOICE.COM, INC.                                BJ LEASING COMPANY
5050 N. 19th Ave. #416/417                       2355 Griffin Ave., Suite G
Phoenix, AZ. 85015                               Enumclaw, WA. 98022

3. Name and Address of Assignee of Secured       4. [x] If checked, products of collateral are also covered.
Party(ies):

6. If the collateral is crops, the crops         5. This Financing Statement covers the following types
are growing or to be grown on the                   (or items) of property:
followingdescribed real estate:                     Telephone Equipment more fully described in
                                                    Schedule "A' attached hereto and made
                                                    a part hereof.

7. If the collateral is (a) goods which are or are to become fixtures: (b) timber to be cut: or (C) minerals or the like (including oil and gas), or accounts resulting from the sale thereof at the wellhead or minehead to which the security interest attaches upon extraction, the legal description of the real estate concerned is:

And, this Financing Statement is to be recorded in the office where a mortgage on such real estate would be recorded. If the Debtor does not have an interest of record, the name of a record owner is:

8. This Financing Statement is signed by the Secured Party instead of the debtor to perfect or continue perfection of a security interest in:

[ ] collateral already subject to a security interest in jurisdiction when it was brought into this state.

[ ]  proceeds of collateral because of a change in type or use.

[ ]  collateral as to which the filihg has lapsed or will lapse.

[ ] collateral acquired after a change of name, identity or corporate structure of the Debtor.


IPVOICE.COM, INC.                         DATED: 12/30/99
/s/ Barbara S.  Will                      BJ LEASING COMPANY
-----------------------                    /s/ Cathy Dirth
Barbara Will, President                   -----------------
SIGNATURES OF DEBTOR/ASSIGNOR             SIGNATURE OF SECURED PARTY OR ASSIGNEE




Lessor:                 BJ Leasing Company                Lease#      991230
                        2355 Griffin Ave.  Suite G
                        Enumclaw, WA. 98022

                             INSURANCE AUTHORIZATION

To:         Harold Chuhlantseff
            DiBuduo & Defebdis Insurance Group
            7030 North Fruit Avenue             Fresno, CA 93711
Phone:  (559)432--0222    Fax:  (5591 431--6712

Contact: Harold Chuhlantseff


We have entered into an equipment lease agreement for the equipment shown on the attached Schedule of Equipment located at 5050 N. 19th Ave. #416/417. Phoenix AZ 85015

This is a net lease and we are responsible for the fully equipment cost in the amount of $13,000.00

Please see that we immediately have ALL RISK coverage for liability and full replacement cost of the equipment and that BJ Leasing Company is shown as LOSS PAYEE and ADDITIONAL INSURED on the policy. Please forward a Certificate of Insurance and Loss Payee and Additional Insured clause to:

BJ Leasing Company
2355 Griffin Ave.  Suite G
Enumclaw, WA. 98022
(360) 825--7845 Voice
(360) 802--0496 Fax

Concurrent Certificates of Insurance, thirty (30) days notice in the event of cancellation or alteration, and general correspondence should be sent to the above addressee as well.

Very Truly Yours,
Lessee:     IPVOICE.COM, INC.
By: Barbara S.  Will
-----------------------------
Barbara Will, President
Date executed by Lessee    12/29/99